Exhibit 99.5

Description of CAPITAL STOCK

Introductory Note

References to “we,” “our” and “us” refer to American Bitcoin Corp. (formerly known as Gryphon Digital Mining, Inc.), together with its subsidiaries.

On September 3, 2025, we completed our stock-for-stock merger transactions (the “Mergers”) pursuant to the Agreement and Plan of Merger, dated as of May 9, 2025 (the “Merger Agreement”), by and among us, GDM Merger Sub I Inc., GDM Merger Sub II LLC and pre-merger American Bitcoin Corp. (“Historical ABTC”), pursuant to which we acquired Historical ABTC and we changed our name from Gryphon Digital Mining, Inc. to American Bitcoin Corp. Shortly before the closing of the Mergers, we effected a 5-for-1 reverse stock split of our common stock (the “Reverse Stock Split”) and our common stock was reclassified as Class A common stock. At the closing of the Mergers, we issued shares of Class A common stock, par value $0.0001 per share (the “Class A Common Stock”) and Class B common stock, par value $0.0001 per share (the “Class B Common Stock”) to Historical ABTC stockholders based upon an agreed exchange ratio specified in the Merger Agreement. In connection with the closing of the Mergers, our Class A Common Stock began trading on the Nasdaq Capital Market under the symbol “ABTC.”

This Exhibit contains a summary description of our capital stock. This summary is not meant to be a complete description of each security. The particular terms of any security to be issued by us will be set forth in a prospectus supplement and/or free writing prospectus or other offering document. Such a document will contain the material terms and conditions of the securities being offered.

DESCRIPTION OF CAPITAL STOCK

The following summary description of our common stock does not purport to be complete and is qualified in its entirety by reference to the full text of the DGCL, as it may be amended from time to time, our second amended and restated certificate of incorporation (the “Charter”) as amended by the certificate of amendment to the Charter, and our amended and restated bylaws (the “Bylaws”), which are filed as Exhibits 3.2, 3.3 and 3.4 to the Current Report on Form 8-K dated September 3, 2025.

Authorized Capital Stock

The total number of shares of capital stock which we have authority to issue is 735,000,000,000 shares. This authorized capital stock consists of (i) 635,000,000,000 shares of common stock, $0.0001 par value per share, comprised of: (a) 500,000,000,000 shares of Class A Common Stock, (b) 10,000,000,000 shares of Class B Common Stock and (c) 125,000,000,000 shares of Class C common stock, par value $0.0001 per share (the “Class C Common Stock”) and (ii) 100,000,000,000 shares of preferred stock, $0.0001 par value per share.

Common Stock

Voting Rights

Except as required by applicable law, each holder of Class A Common Stock is entitled to one vote per share, each holder of Class B Common Stock is entitled to 10,000 votes per share and each holder of Class C Common Stock is entitled to ten votes per share, in each case, on any matter submitted to stockholders for a vote or approval. Except where required by applicable law, the holders of Class A Common Stock, Class B Common Stock and Class C Common Stock generally vote together as a single class on all matters submitted to stockholders for a vote or approval. The Charter does not provide for cumulative voting, unless required by applicable law.

Dividends

Holders of each series of common stock will be entitled to receive, on a per share basis, the same form and amount of dividends and other distributions of cash, property and shares of stock as may be declared from time to time by our board of directors (the “board of directors”) with respect to shares of any other series of common stock out of legally available assets or funds, in each case subject to the rights, powers and preferences applicable to any series of preferred stock we may designate and issue in the future.

Conversion

Each share of Class B Common Stock and Class C Common Stock is convertible at any time at the option of the holder into one share of Class A Common Stock. The Charter does not provide for the automatic conversion of shares of Class B Common Stock and Class C Common Stock upon transfer thereof or based on sales or ownership thresholds.

Liquidation

In the event of our liquidation, dissolution or winding up, the holders of each series of common stock will be entitled to share ratably in the net assets legally available for distribution to stockholders, if any, remaining after the payment of all debts and liabilities, subject to any preferential rights of any outstanding shares of preferred stock.

Rights and Preferences

Holders of each series of common stock have no preemptive, conversion (except as noted above) or subscription rights and there are no redemption or sinking fund provisions applicable to our Class A Common Stock, Class B Common Stock and Class C Common Stock.

Preferred Stock

The board of directors is permitted, without further action by the stockholders, to issue up to 100,000,000,000 shares of preferred stock in one or more series with such designations, powers, preferences, special rights, qualifications, limitations and restrictions as the board of directors may determine from time to time. The powers, preferences and relative, participating, optional and other rights of each series of preferred stock and the qualifications, limitations and restrictions thereof, if any, may differ from those of any and all other series outstanding. Issuance of preferred stock by the board of directors may result in such shares having dividend and/or liquidation preferences senior to the rights of the holders of common stock and could dilute the voting rights of the holders of common stock and the likelihood that such holders will receive dividend payments and payments upon a liquidation.

The board of directors could authorize the issuance of one or more series of preferred stock that could, depending on the terms of such series, impede a tender offer or other takeover attempt.

Charter and Bylaw Provisions; Takeover Statutes

A number of provisions in the Charter, Bylaws and the DGCL may have the effect of delaying, deferring or discouraging another person from acquiring control of us or removing our management.

Multiple Classes of Stock

As described above under the heading “Common Stock — Voting Rights,” the Charter provides for a triple class common stock structure, which provides holders of our Class B Common Stock with significant influence over all matters requiring stockholder approval, including the election of directors and significant corporate transactions, such as a merger or other sale of us or our assets.

Undesignated Preferred Stock

The ability to authorize undesignated preferred stock will make it possible for the board of directors to issue preferred stock with voting or other rights or preferences that could impede the success of any attempt to effect a change in control of us. These and other provisions may have the effect of deterring hostile takeovers or delaying changes in control or our management.

Stockholder Action by Written Consent

The Charter provides that from and after the date at which the holders of Class B Common Stock cease to represent at least 50% of total voting power of the outstanding shares of our capital stock then entitled to vote generally in the election of our directors (the “Voting Threshold Date”), no action may be taken by our stockholders by written consent. Prior to the Voting Threshold Date, action may be taken by our stockholders by written consent.

Advance Notice of Proposals and Nominations

The Charter and Bylaws contain advance notice procedures with respect to stockholder proposals and the nomination of candidates for election as directors, other than nominations made by or at the direction of the board of directors or a committee thereof.

Classified Board; Election and Removal of Directors; Filing Vacancies

The Charter provides that the board of directors is divided into three classes, Class I, Class II and Class III, divided as nearly as equal in number as possible. The directors in each class serve for a three-year term, one class being elected each year by our stockholders, with staggered three-year terms. Class I directors shall initially serve for a term expiring at the next annual meeting of our stockholders, Class II directors shall initially serve for a term expiring at the subsequent annual meeting of our stockholders and Class III directors shall initially serve for a term expiring at the third annual meeting of our stockholders from following the closing of the Mergers. Only one class of directors will be elected at each annual meeting of our stockholders, with the other classes continuing for the remainder of their respective three-year terms. Because our stockholders do not have cumulative voting rights, those stockholders holding a majority of the voting power of our outstanding capital stock are able to elect all of our directors.

Except as may be provided in the Investors’ Rights Agreement, dated as of May 9, 2025, by and between us, American Bitcoin and certain American Bitcoin stockholders (the “Investors’ Rights Agreement”), the Charter provides for the removal of any directors only for cause by the affirmative vote of a majority of the voting power of our capital stock; provided, however, that prior to the Voting Threshold Date, directors may be removed with or without cause by an action by written consent of our stockholders.

Furthermore, the board of directors will have the exclusive right to set the size of the board. Subject to any rights applicable to any then outstanding shares of preferred stock and except as may be provided in the Investors’ Rights Agreement, any vacancy occurring on the board of directors and any newly created directorship may be filled only by a majority of the remaining directors in office, even if less than a quorum and not by our stockholders unless the board of directors determines that such vacancies will be filled by stockholders. No decrease in the authorized number of directors shall remove or shorten the term of any incumbent director. This system of electing and removing directors and filling vacancies may discourage a third party from making a tender offer or otherwise attempting to obtain control of us because it generally makes it more difficult for stockholders to replace a majority of the directors.

In addition, the Investors’ Rights Agreement provides that, for so long as the ABTC Class B Investor Designee (as defined therein) beneficially owns any shares of common stock, such person will have the right to serve as a director.

Special Meetings

The Charter provides that special meetings of our stockholders may be called only by or at the direction of the board of directors, our chairperson or executive chairman, chief executive officer, president or, prior to the Voting Threshold Date, secretary upon the written request by stockholders holding a majority of the outstanding shares entitled to vote.

Amendment of Charter

The Charter provides that it generally may be amended by the holders of a majority of the voting power of our capital stock; provided, however, that certain provisions of the Charter related to the number of authorized shares of our capital stock, the designations and rights of our capital stock, the management of our business and the conduct of our affairs, stockholder meetings, liabilities of our directors and officers, indemnification of our directors and officers, restrictions on any business combination with any interested stockholder, business opportunities of certain of our stockholders, forum selection and amendments may only be amended by the affirmative vote of the holders of at least 66 2/3% of the voting power of our capital stock, voting together in a single class.

In addition, for so long as any shares of Class B Common Stock are outstanding, amendments to the provisions of the Charter related to the designations and rights of the common stock will require the affirmative vote of the holders of at least 80% of the voting power of our Class B Common Stock outstanding, voting as a separate series.

Amendment of Bylaws

The Bylaws may be altered, amended or repealed and new bylaws may be adopted, by the board of directors or with the affirmative vote of the holders of at least 66 2/3% of the voting power of our capital stock.

Delaware Anti-Takeover Law

Section 203 of the DGCL generally prohibits “business combinations,” including mergers, sales and leases of assets, issuances of securities and similar transactions by a corporation or a subsidiary with an interested stockholder who beneficially owns 15% or more of a corporation’s voting stock, within three (3) years after the person or entity becomes an interested stockholder, unless: (i) the board of directors of the target corporation has approved, before the acquisition time, either the business combination or the transaction that resulted in the person becoming an interested stockholder, (ii) upon consummation of the transaction that resulted in the person becoming an interested stockholder, the person owns at least 85% of the corporation’s voting stock (excluding shares owned by directors who are officers and shares owned by employee stock plans in which participants do not have the right to determine confidentially whether shares will be tendered in a tender or exchange offer) or (iii) after the person or entity becomes an interested stockholder, the business combination is approved by the board of directors and authorized at a meeting of stockholders by the affirmative vote of at least 66 2∕3% of the outstanding voting stock not owned by the interested stockholder.

A Delaware corporation may elect in its certificate of incorporation or bylaws not to be governed by this particular Delaware law. We have opted out of Section 203 of the DGCL in the Charter and are therefore not subject to Section 203.

Forum Selection

The Charter provides that, unless we consent in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (or, in the event that the Chancery Court does not have jurisdiction, the federal district court for the District of Delaware or other state courts of the State of Delaware) will be the sole and exclusive forum for: (i) any derivative action, suit or proceeding brought on behalf of us; (ii) any action, suit or proceeding asserting a claim of breach of a fiduciary duty owed by any of our directors, officers or stockholders to us or to our stockholders; (iii) any action, suit or proceeding arising pursuant to the DGCL, the Charter or the Bylaws (as any of the foregoing may be amended from time to time); (iv) any action, suit or proceeding as to which the DGCL confers jurisdiction on the Chancery Court; or (v) any action, suit or proceeding asserting a claim governed by the internal affairs doctrine.

As a result, any action brought by any of our stockholders with regard to any of these matters will need to be filed in the Court of Chancery of the State of Delaware and cannot be filed in any other jurisdiction; provided that, the exclusive forum provision will not apply to suits brought to enforce any liability or duty created by the Exchange Act or any other claim for which the federal courts have exclusive jurisdiction. The Charter also provides that the federal district courts of the United States of America will be the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act. Nothing in the Charter or the Bylaws precludes stockholders that assert claims under the Exchange Act from bringing such claims in state or federal court, subject to applicable law.

If any action the subject matter of which is within the scope described above is filed in a court other than a court located within the State of Delaware (a “Foreign Action”), in the name of any stockholder, such stockholder shall be deemed to have consented to the personal jurisdiction of the state and federal courts located within the State of Delaware in connection with any action brought in any such court to enforce the applicable provisions of the Proposed Charter and Proposed Bylaws and having service of process made upon such stockholder in any such action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder.

This choice of forum provision may limit a stockholder’s ability to bring a claim in a judicial forum that it finds favorable for disputes with us or any of our directors, officers, other employees or stockholders, which may discourage lawsuits with respect to such claims, although our stockholders will not be deemed to have waived our compliance with federal securities laws and the rules and regulations thereunder.

Corporate Opportunities; Conflicts of Interest

The Charter provides that we will renounce any interest or expectancy in or in being offered an opportunity to participate in, any business opportunity of the holders of Class B Common Stock and their respective officers, directors, directors of their subsidiaries, employees, agents, stockholders, members, managers, partners, representatives, affiliates or subsidiaries (the “Class B Stockholder Group”). We will not renounce any interest in any corporate opportunity offered to any director or officer if such opportunity is expressly offered to such person in writing solely in his or her capacity as our director or officer.

The Charter provides that the Class B Stockholder Group will have no duty to refrain from (i) engaging in a corporate opportunity in the same or similar lines of business in which we or our affiliates engage or propose to engage in or (ii) otherwise competing with us or our affiliates. In the event that the Class B Stockholder Group acquires knowledge of a potential transaction or other business opportunity that may be a corporate opportunity, such person will have no duty to communicate or offer such transaction or business opportunity to us or our affiliates and they may take any such opportunity for themselves or offer it to another person or entity unless such knowledge was acquired solely in such person’s capacity as our director or officer.

Limitation on Liability and Indemnification of Officers and Directors

The DGCL authorizes corporations to limit or eliminate the personal liability of directors and officers to corporations and their stockholders for monetary damages for breaches of fiduciary duties, subject to certain exceptions. The Charter includes a provision that eliminates the personal liability of directors and officers for monetary damages for any breach of fiduciary duty as a director or officer, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL. These provisions eliminate the rights of us and our stockholders, through stockholders’ derivative suits on our behalf, to recover monetary damages from a director for breach of fiduciary duty as a director, including breaches resulting from grossly negligent behavior. This provision does not limit or eliminate the liability of any officer in any action by us or in our right, including any derivative claims. Exculpation under this provision will not apply to any director or officer if the director or officer has breached the duty of loyalty to us and our stockholders, acted in bad faith, knowingly or intentionally violated the law, authorized illegal dividends or redemptions or derived an improper benefit from their actions as a director or officer.

The Charter provides that we must generally indemnify and advance expenses to, our directors and officers to the fullest extent authorized by the DGCL. We are also expressly authorized to carry directors’ and officers’ liability insurance providing indemnification for our directors, officers and certain employees for some liabilities. Concurrently with the consummation of the Mergers, we entered into indemnification agreements with our directors and officers, which agreements require us to indemnify these individuals to the fullest extent permitted under Delaware law against liabilities that may arise by reason of their service to us and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified.

The limitation of liability, indemnification and advancement provisions in the Charter may discourage stockholders from bringing a lawsuit against directors for breach of their fiduciary duty. These provisions also may have the effect of reducing the likelihood of derivative litigation against directors and officers, even though such an action, if successful, might otherwise benefit us and our stockholders. In addition, your investment may be adversely affected to the extent we pay the costs of settlement and damage awards against directors and officers pursuant to these indemnification provisions.

Registration Rights

We have entered into the Investors’ Rights Agreement. The Investors’ Rights Agreement provides that certain holders of Class B Common Stock have the ability to require us to register under the Securities Act all or any portion of shares of common stock held by them and their permitted transferees, subject to customary requirements and limitations. These holders and their permitted transferees will also have piggyback registration rights, such that they may include their respective shares of common stock in certain future registrations of our securities. The demand registration rights and piggyback registration rights will each be subject to market cut-back exceptions.

The Investors’ Rights Agreement sets forth customary registration procedures. We have also agreed to indemnify certain of the holders of Class B Common Stock and their permitted transferees with respect to liabilities resulting from untrue statements or omissions in any registration statement used in any such registration, other than untrue statements or omissions resulting from information furnished to us for use in a registration statement by such persons.

Transfer Agent and Registrar

Our transfer agent and registrar for our Class A Common Stock is Continental Stock Transfer & Trust Company.

Listing

Our Class A Common Stock is listed on Nasdaq under the symbol “ABTC.”